Exhibit 99.1
Trinity Industries, Inc. March 2009

2 Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

3 Trinity is a Multi-Industry Company Trinity provides infrastructure products and services through five distinct business groups: Revenue and Consolidated Profit percentages for Last Twelve Months Ended 12/31/08 for outside revenues. Total Consolidated Profit Excluding All Other, Corporate & Including Leasing External Interest Expense Rail Group 36% of Revenue 29% of Consolidated Profit Railcar Leasing and Management Services Group 14% of Revenue 19% of Consolidated Profit Construction Products Group 18% of Revenue 11% of Consolidated Profit Energy Equipment Group 16% of Revenue 19% of Consolidated Profit Inland Barge Group 16% of Revenue 22% of Consolidated Profit

4 Trinity's Key Market Leadership Positions Trinity's Rail Group Largest manufacturer of railcars in North America Largest railcar axle manufacturer in North America Largest railcar coupling device manufacturer in North America Trinity's Rail Leasing and Management Services Group Leading provider of railcar leasing and management services Trinity's Construction Products Group Only full-line manufacturer of highway guardrail and crash cushions in the United States Leading suppliers of concrete, aggregates, and asphalt in Texas Trinity's Energy Equipment Group Leading producer of propane tanks in North America Leading manufacturer of structural wind towers in North America Trinity's Inland Barge Group Largest manufacturer of inland barges in the United States Leading manufacturer of fiberglass covers for barges in the United States

5 Trinity's Differentiating Strategies and Tactics Trinity's strategies and tactics are designed to improve our performance in all economic cycles During the last decade, we have enhanced our multi-industry portfolio by: Strategically growing the Leasing business to provide a solid base of earnings and cash flows Increasing our manufacturing capacity in Mexico to lower our costs Focusing on building our backlogs Investing in diversified businesses through organic growth Trinity is uniquely positioned to generate significant profits during an up cycle and manage through a severe down cycle while building strength

6 Trinity's Revenues are More Diversified Than in the Past FY 2000 Total Consolidated Revenue was $2.7 billion *Total Consolidated Profit Excluding All Other, Corporate & Including Leasing External Interest Expense FY 2000 was $320 million **Leasing Percentage Represents Operating Profit Less External Interest Expense LTM 12/31/2008 Total Consolidated Revenue was $3.9 billion *Total Consolidated Profit Excluding All Other, Corporate & Including Leasing External Interest Expense LTM 12/31/2008 $529.7 million **Leasing Percentage Represents Operating Profit Less External Interest Expense 60% 5% 21% 6% 8% External Revenue Composition FY 2000 Rail Leasing CPG EEG Barge 55% 14% 19% 4% 8% Profit Composition FY 2000 Rail Leasing CPG EEG Barge 36% 14% 18% 16% 16% External Revenue Composition LTM 12/31/08 Rail Leasing CPG EEG Barge 29% 19% 11% 19% 22% Profit Composition LTM 12/31/08 Rail Leasing CPG EEG Barge

7 Trinity Today Leasing and Management Services Expand relationships with end-users of railcars Introduce new products into the market Provide earnings and cash flow base for Trinity Consistently grow the business Manufacturing Businesses Maintain leadership positions Utilize significant manufacturing footprint in Mexico Optimize operational flexibility Generate continuous synergies Trinity's Multi-Industry Model

8 Trinity Has Navigated Through Economic Cycles Trinity's businesses have gone through multiple economic cycles Our seasoned management knows how to assess the market, proactively plan for cycles and then react to changes in economic conditions We have a performance driven culture that thrives on managing in various operating environments We maintain a solid balance sheet to take advantage of investment opportunities, such as undervalued acquisitions or organic growth Trinity has staying power and has always built strength during a down cycle and emerged with more opportunity for growth than when the cycle began

9 Trinity's Objectives During the Economic Downturn Our goal is to maintain momentum that we built during the positive economic cycle We plan to strengthen the company as we respond to a declining level of demand for our products by: Consolidating production into more cost effective facilities Reducing costs across the board Leveraging resources throughout the company to enhance our competitive positions Launching a variety of initiatives to enhance our balance sheet and remain highly liquid We will: Preserve our operational excellence and market leadership positions as we right-size the company Strategically and prudently deploy our capital to remain positioned for growth when the economy improves

10 Trinity is Well Positioned for All Economic Cycles Trinity had strong momentum as the positive economic cycle came to an end Trinity had significant backlogs as we entered the economic downturn They have enabled normal operating conditions and the opportunity to proactively plan our production Trinity's manufacturing flexibility, combined with our broad product offering allows us to pursue a wide range of orders Trinity has a cost-effective manufacturing footprint in the Southern United States and Mexico across product lines Trinity's continuous synergies across business lines provide unique opportunities Trinity's lease fleet of 47,850 railcars provides a strong strategic connection to our customers, as well as a long-term stream of profits and cash flows Trinity is in a strong liquidity position with a solid balance sheet

11 Trinity's Manufacturing Flexibility is a Differentiator Trinity's manufacturing flexibility enhances our opportunistic approach We quickly respond to market changes and customer needs Our resources are directed toward highest and best use Manufacturing flexibility across business lines Manufacturing flexibility across broad product lines

12 Trinity Has an Excellent Competitive Position in Mexico More than five decades of in-country operating experience Multiple plants in Mexico Trinity's significant manufacturing capacity in Mexico continues to grow Very strong logistics network in place - 1,000 truckloads crossing the border per month Provides benefits across multiple product lines: Trinity expects to produce 40-50% of its railcars in Mexico during 2009 In 2008, Trinity opened a new wind tower facility in Mexico, adding 180,000 square feet to the footprint 2.3 million square feet of manufacturing capacity in Mexico

13 Trinity's Companies Have Continuous Synergistic Connections Trinity's businesses place a high priority on collaborating with each other to continuously generate synergies that provide competitive benefits: Maximized Plant Efficiencies Internal Sourcing of Components & Sub- Assemblies INTERNALLY GENERATED SYNERGIES Centralized Cost Savings Optimization of Low Cost Facilities Shared Best Practices in Manufacturing Technologies

14 Trinity's Railcar Leasing Company Provides Stability Trinity's leasing company growth over the last decade has established a predictable revenue and earnings base Trinity's leasing company continues to provide strategic benefits to our manufacturing businesses in addition to its strong financial performance We have been highly successful in renewing or remarketing cars in our fleet Utilization of the fleet was 98.6% at December 31, 2008 There is a high probability that a large portion of new railcar orders will be for leases and we are positioned to take advantage of that trend Trinity plans to continue its lease fleet growth In 2009, we expect to add $325 - $400 million (net) of railcars to our lease fleet

15 Trinity's Railcar Lease Fleet has Grown Rapidly CAGR of 21.5% 8,700 cars 47,850 cars We have built a large fleet of young railcars with long-term leases Our lease fleet will provide a large base of revenues and earnings during the economic down cycle 0 10,000 20,000 30,000 40,000 50,000 60,000 3/00 3/01 12/01 12/02 12/03 12/04 12/05 12/06 12/07 12/08 Cars in Fleet

16 Trinity's Liquidity Position is Strong More than $775 million in available liquidity as of December 31, 2008 Cash of $161.8 million Corporate Revolver availability of $326.2 million Leasing Warehouse availability of $287.3 million Corporate Revolver $425 million facility Matures October, 2012 No borrowings at 12/31/08 $98.8 million in Letters of Credit Leasing Warehouse Facility $600 million facility Matures August, 2009 Working on renewal

17 Trinity's Balance Sheet Remains Solid Cash of $161.8 million at December 31, 2008 Total Debt / Total Capital of 51% The majority of this debt is on the leasing assets This leaves both the manufacturing and leasing businesses with low leverage Corporate debt of $654.2 million Senior Notes of $201.5 million; mature in 2014 Subordinated Convertible Notes of $450 million; first call/put in 2018 Leasing debt of $1.3 billion Warehouse borrowings of $312.7 million Long-term financings of $939 million Leasing assets have a net book value of $2.8 billion This leaves a significant amount of unencumbered assets available for financing

18 1.2 million railcars = 60,500 cars per year avg. 1964-1983 731,000 railcars = 36,500 cars per year avg. 1984-2003 Rail Industry Shipment Summary and Projections Sources: Historical data per the Railway Supply Institute; projected periods per Global Insight and Economic Planning Associates, Inc. reports 25 years from peak 42,430 cars per year avg. 2009P - 2013P A look at two 20-year periods of time: Major industry Consolidation after the peak in the late 1970s Change in tax status affected shipments 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 1964 1965 1966 1967 1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009P 2010P 2011P 2012P 2013P Shipments

19 Trinity is Optimizing Synergistic Opportunities in the Wind Energy Market Trinity's Structural Wind Tower revenues grew from $11 million in 2004 to $422.5 million in 2008, while the backlog grew from $702.4 million at 12/31/07 to $1.4 billion at 12/31/08 Trinity's concrete business has poured the foundations for several wind tower installations in Texas Trinity's transportation company ships the wind towers that we produce

20 Trinity's Recent Operating Results Trinity's Earnings Summary 2004 - 2008 (1) (1) Earnings per Diluted Share from Continuing Operations Revenues grew 1.3% in the LTM 12/31/08 versus LTM 12/31/07 from $3.83 billion to $3.88 billion, led by: 46% growth ($199mm) in Energy Equipment 8% growth ($182mm) in Rail 27% growth ($132mm) in Inland Barge Operating profit grew 7%, or $36mm to $549mm Operating margin increased from 13% to 14% EBITDA rose 7% from $658mm to $704mm Reported income from continuing operations of $287.3 mm as compared to $293.8 mm Earnings from continuing operations decreased 1% to $3.61 per Diluted share Trinity's EBITDA Summary 2004 - 2008 (1) (1) EBITDA from Continuing Operations ($mm) -$0.25 $1.44 $2.72 $3.65 $3.61 ($0.50) $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2004 2005 2006 2007 2008 $98 $295 $500 $658 $704 5.0% 10.9% 15.5% 17.2% 18.1% $0 $100 $200 $300 $400 $500 $600 $700 2004 2005 2006 2007 2008

Appendix: Operating Business Summaries

22 Industry shipments of 61,220 during LTM 12/31/08 with a backlog of 32,136 cars as of 12/31/08 Trinity shipments totaled 28,200 during LTM 12/31/08, compared to 8,300 in all of 2003 Trinity orders totaled 16,699, representing approximately 49% of the Industry total during LTM 12/31/08 Trinity's order backlog was approximately 8,260 railcars as of 12/31/08 vs. 12,150 at the end of 2003 Operating Margin of 9.7% in LTM 12/31/08 Rail Group Leading producer of railcars in North America Largest producer of railcar axles, and coupling devices in North America Nearly 680,000 railcars, or more than 39% of the North American fleet, are more than 25 years old Focus on new and updated designs Centralized sourcing provides cost savings Streamlined manufacturing efficiencies Networking of customers between railcar sales and railcar leasing Rail Group Highlights Rail Group Historical Operating Profit/(Loss)(1) (1) Before eliminations ($mm) ($mm) ($mm) ($20.4) $135.0 $253.9 $347.6 $247.7 11.9% 14.6% 7.4% -1.9% 9.7% ($50) $0 $50 $100 $150 $200 $250 $300 $350 2004 2005 2006 2007 2008

23 Railcar Leasing and Management Services Group Leading provider of comprehensive railcar leasing and management services Trinity's owned and leased fleet was approximately 47,850 railcars at 12/31/08 as compared to 36,090 at 12/31/07 Single point of contact for equipment and services Strengthens relationship with end-user of railcar Young fleet with an average age of 4.6 years Long-term leases with average remaining term of 4.5 years Highly utilized fleet - 98.6% at December 31, 2008 Marketed with railcar sales activities as TrinityRail(r) Trinity Leasing's capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results Leasing complements product offering (one-stop shopping) Provides Trinity's rail customers option to purchase or lease Ideal method for introduction of new products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity Leasing and Mgmt Services Historical Operating Profit ($mm) ($mm) (1) Before eliminations $42.0 $55.8 $106.5 $161.2 $158.9 29.7% 23.2% 27.4% 35.1% 25.5% $0 $25 $50 $75 $100 $125 $150 $175 2004 2005 2006 2007 2008

24 Revenues up 27% in LTM 12/31/08 vs. LTM 12/31/07 Profitability dramatically improved - Operating Profit/(Loss) margins increased from (7%) in FY 2004 to 13% during LTM 9/30/07 and 19% during LTM 12/31/08 Trinity backlog was $527.8mm at 12/31/08 vs. $752.8mm at 12/31/07 Backlog extends into 2009 Replacement demand driver: 5,880 out of 18,030 hopper barges, or 33%, are 21+ years old 1,530 out of 2,870 tank barges, or 53%, are 21+ years old Inland Barge Group Inland Barge Group Highlights Inland Barge Group Historical Operating Profit/(Loss) (1) Tank Barges Hopper Barges Transports grain & coal Transports liquids (1) Before eliminations ($mm) ($14.8) $15.7 $44.5 $72.6 $119.2 19.1% 14.7% 12.0% 6.5% -7.0% ($20) $0 $20 $40 $60 $80 $100 $120 2004 2005 2006 2007 2008

25 Revenues up 1.1% LTM 12/31/08 vs. LTM 12/31/07 Operating Profit neutral LTM 12/31/08 vs. LTM 12/31/07 Nationwide producer of Highway products Positioned in Texas with Concrete and Aggregates Demand tied to construction projects and federal funding Consistent contributor to cash flow Construction Products Group Leading Texas producer of concrete, aggregates and asphalt Only full-line manufacturer of highway guardrail and crash cushions in the United States; plus a line of proprietary products including guardrail end treatments and cable barrier guardrail systems Diversified exposure to commercial, residential, industrial, and highway markets Business has grown organically and through acquisitions Federal Highway Bill and stimulus bill provide growth opportunities Construction Products Group Highlights Construction Products Group Historical Operating Profit(1) LTM 12/31/08 Revenue Mix (1) Before eliminations ($mm) Highway Products 38% Other 4% Concrete & Aggregates 58% $35.1 $55.3 $61.5 $58.2 $58.2 7.9% 7.9% 8.8% 8.9% 6.6% $0 $10 $20 $30 $40 $50 $60 $70 2004 2005 2006 2007 2008

26 Tank Containers: Consistent and mature business Trinity has taken cost out of the business Improved processes Elimination of non-profitable products Consolidated North American operations Structural Wind Towers: Revenues grew from $11mm in 2004 to $422.5mm in 2008 Trinity's order backlog as of 12/31/08 was $1.4 billion Illinois plant to serve Midwest market opened in mid-2007 New plant in Mexico opened in Q1 08 Energy Equipment Group Leading North American producer in fast-growing structural wind tower business Leading producer of propane tanks in North America Low-cost operator with primary tank container production in Mexico facilities Synergies among products across multiple Trinity business groups Energy Equipment Group Highlights Energy Equipment Group Historical Operating Profit (1) Energy Equipment Group Historical Operating Profit (1) (1) Before eliminations ($mm) $15.3 $31.9 $45.7 $50.1 $100.3 15.9% 10.1% 11.5% 13.6% 13.6% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 2004 2005 2006 2007 2008